Confidential
Exhibit 10.40

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

STATEMENT OF WORK No. 1
This Statement of Work No. 1 (hereinafter “SOW”) is entered into as of December 23, 2021 (the “SOW Effective Date”) by and between Novavax, Inc., a Delaware corporation having a place of business at 21 Firstfield Rd., Gaithersburg, MD 20878 (“Novavax” or “Purchaser”) and SK bioscience Co., Ltd., a company incorporated in the Republic of Korea having a place of business at 310 Pangyo-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, 13494 Korea (“SK” or “Supplier”), as envisaged by Sections 5.1 and 5.2 of the Collaboration and License Agreement, dated 12 February, 2021 and as amended on December 23, 2021 (hereinafter the “Collaboration and License Agreement”), and will be incorporated into the Collaboration and License Agreement upon execution.
This SOW shall commence as of the SOW Effective Date and shall be valid until completion of services set forth hereunder (“Services”), unless this SOW or the Collaboration and License Agreement is terminated earlier in accordance with Article 16 of the Collaboration and License Agreement. Capitalized terms used in this SOW without definition shall have the same meanings as set forth in the Collaboration and License Agreement. Any Change Order executed between the Parties under this SOW shall be subject to the Section 2.3 (Change Orders) of the Supply Agreement.
1.GENERAL PROVISIONS:
1.1Purchaser shall provide to Supplier Novavax Supplied Items ([***] SK facility and for which [***] will serve as the importer of record) necessary and sufficient for Supplier to perform the Services, including but not limited to the following:
1.1.1Bill of materials for all materials required to Develop and Manufacture the Collaboration Antigen Product as specified in Attachment A (Bill of Materials) of this SOW which material shall be procured by [***] in accordance with the terms and conditions of the Collaboration and License Agreement and this SOW); and
1.1.2Novavax’s materials, including the sufficient quantities of cell bank, seed virus stock, reference standards and any additional materials as agreed to be supplied by Novavax.
1.2SK will perform Services in accordance with or based on the following:
1.2.1Novavax’s and SK’s Background Intellectual Property and any Novavax Improvements and SK Improvements (collectively, the “Project Intellectual Property”), including Purchaser Supplied Items;
1.2.2Applicable Law and requirements including GMP in the Territory (defined hereunder);

1
116694477_5

Confidential
1.2.3Quality Agreement - Contract Manufacture between SK Bioscience Co., Ltd. and Novavax, Inc. and its Affiliate Novavax CZ, a.s. ([***]), which may be amended from time to time; and
1.2.4Pertinent provisions of the Collaboration and License Agreement and this SOW.
2.SERVICES:
2.1SK will render Novavax the Services as set forth below based on the Project Intellectual Property, including Novavax Supplied Items as may be necessary to complete the Technology Transfer, Development, Manufacture and supply of the Collaboration Antigen Product in the Novavax Territory in a professional manner;
2.1.1Perform activities related to commercial Manufacture of the Collaboration Antigen Product including the Manufacture of Collaboration Antigen Product under emergency use authorizations or approvals;
2.1.2[***] other than Purchaser Supplied Items, which are outlined and agreed between the Parties as set forth in Attachment A (Bill of Materials) and
2.1.3Prepare and provide documents related to the Services as outlined in Attachment B (Project Plan).
3.TERRITORY:
Subject to the second paragraph of this Section below, the Parties acknowledge and agree that the Collaboration Antigen Product delivered hereunder shall be compliant with the Applicable Law, including without limitation applicable GMP, with regard to obtaining and maintaining applicable Regulatory Approval of [***] (the “SOW Territory”).
Notwithstanding the foregoing, the Parties acknowledge that [***] has not been certified under the GMP requirements of [***]. Supplier agrees to use Commercially Reasonable Efforts to cooperate with Purchaser to achieve compliance with the Applicable Law of [***], for which SK expects to have [***] inspected for [***] GMP in [***] or on another date as may be adjusted upon mutual agreement with Novavax; [***].
For clarity, nothing herein shall limit Purchaser’s right and ability to use Collaboration Antigen Product delivered hereunder anywhere in the world, provided, however, Supplier does not guarantee that it will comply with the Applicable Law or any other regulations or guidance of the countries outside of the SOW Territory.
4.PROJECT PLAN: The scope of work, key activities, estimated timelines, budgets and deliverables are described in Attachment B (Project Plan) to this SOW (hereinafter “Project Plan”) and any modifications may be made in an applicable Change Order to

2
116694477_5

Confidential
this SOW. Both Parties agree that the timeline for the Services to be performed as set forth in the Project Plan is reasonably estimated as of SOW Effective Date and the Parties will put forth all [***] efforts to comply with such timeline.
5.SUBCONTRACTED SERVICES: Following the instruction of Novavax, both Parties hereby agree to engage [***], to perform certain [***] testing of the Collaboration Antigen Product, [***], and [***] testing (“Testing Services”) on behalf of SK under the agreement between SK and [***] for the provision of Testing Services by [***]. The Parties hereby agree that any costs or fees incurred by [***] for the aforementioned Testing Services (the “[***] Fee”) shall be charged to Novavax through SK under this SOW as necessary to cover the [***] Fee. Novavax agrees that the invoice for [***] Fee shall also include any relevant reference documents such as invoices or quotes from [***]. Invoices shall be issued on a [***] basis by SK to Novavax on the date of invoice for the Release of Batches in accordance with Attachment B (Project Plan) of this SOW and the terms as set forth in Section 6.1 (Payments) of the Supply Agreement shall apply in relation to invoicing and payment for [***] Fee.
6.PAYMENT: Novavax shall make the payment to SK for the Services in accordance with the payment schedule described in Attachment C (Payment Schedule) of this SOW and pursuant to Section 11.1.1 (Payment and Invoice) of the Collaboration and License Agreement; provided, if an applicable executed Change Order results in an increased total payment amount, such increased amount payable by Novavax shall be reflected in the remaining unpaid, due and payable corresponding milestone payment amount, if any, or a separate payment amount. If such Change Order results in a reduced payment amount, such reduced amount will be either (i) deducted from any remaining unpaid, due and payable corresponding milestone payment amount, if any, or (ii) refunded by SK to Novavax if Novavax has already paid such amount or if there is no remaining unpaid, due and payable corresponding milestone payment.
SK bank account
•Beneficiary Account Name: [***]
•Beneficiary Account #: [***]
•Beneficiary Bank: [***]
•Beneficiary Bank Address: [***]
•SWIFT (international wire): [***]
7.DELIVERY: Subject to Section 7.5 (Delivery) of the Collaboration and License Agreement, Collaboration Antigen Product will be delivered by air [***]. Title and risk of loss to Collaboration Antigen Products shall pass to Novavax in accordance with the [***] herein.
[Signature page follows on the next page]

3
116694477_5

Confidential
IN WITNESS WHEREOF, the Parties have caused this SOW to be executed by their respective duly authorized officers as of the SOW Effective Date.

SK BIOSCIENCE CO., LTD.
By:	/s/ [***]
(Signature)
Name:	[***]
Title:	[***]
NOVAVAX, INC.
By:	/s/ John A. Herrmann III
(Signature)
Name:	John A. Herrmann III
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

4
116694477_5

Confidential
ATTACHMENT A

Bill of Materials (BOM)
The BOM to be agreed by the Parties as of this SOW Effective Date, will serve as a basis for [***]. The BOM may be amended from time to time on a technical need basis through discussion and written agreement between the Parties.

5
116694477_5

Confidential
ATTACHMENT B

Project Plan
[Pursuant to Regulation S-K, Item 601(a)(5), this Attachment B setting forth the project plan has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

6
116694477_5

Confidential
ATTACHMENT C

Payment Schedule
This Attachment defines the payment schedules for Service fees, [***] payable by Novavax to SK for Batches produced in the remaining period of [***] and [***] under the Collaboration and License Agreement. The terms of Section 11.1.1 (Payment and Invoice) of the Collaboration and License Agreement shall apply in relation to invoicing and payment thereof.
1.Service Fees
Novavax shall pay the Batch fee for SK’s Services in accordance with the payment schedule as set forth in the table below.
The Service fees set forth in the table below do not include [***] of the Collaboration and License Agreement and Section 5 of this Attachment C.

Invoice Milestones	Invoice Amount (USD)
For each Batch Released in 2021 and 2022	[***] per Batch

1)For the Manufacturing and Release of such Batches, SK will invoice Novavax on a [***] basis for the actual Batches Released in a given [***] based on the relevant per-Batch price.
2)[***].
2.Binding Forecast
Within [***] of the execution of this SOW, Novavax shall provide SK with the forecast of Novavax’s anticipated demand for Collaboration Antigen Product to be Manufactured (or already Manufactured) for the remaining period of [***]. For the purposes of this SOW only, the term “Binding Forecast” defined in Section 7.2 of the Collaboration and License Agreement shall mean [***] and any Updated Forecast thereto. The [***] for each calendar month shall be [***] of the maximum number of Batches of Collaboration Antigen Product that [***] is capable of Manufacturing in such calendar month as set forth in Annex 1 to Attachment B. The [***] or any Updated Forecast for each calendar month shall be [***] of the maximum number of Batches of Collaboration Antigen Product that [***] is capable of Manufacturing in such calendar month as set forth in Annex 1 to Attachment B; provided that any allocation made to supply the [***] shall be automatically deducted from any forecast hereunder and Novavax shall have no obligation to pay any [***]. For greater clarity, and subject to the last sentence of this Section 2, the Purchase Orders issued under this SOW shall not be less than the quantity as specified in the corresponding month of the Binding Forecast. The Parties agree to modify the Binding Forecast and/or the Purchase Order issued under this SOW to reflect the quantity of the Antigen Product allocated for the supply under [***]. Notwithstanding the above and anything to the contrary herein, upon execution of this SOW, Novavax shall issue to SK a Purchase Order for [***] of the quantity of Collaboration Antigen Product in the [***] and [***] of the quantity of Collaboration Antigen Product in the [***], and make [***].
3.Fee Incentive

7
116694477_5

Confidential
3.1Fee Incentive. Novavax shall pay SK a fee incentive in accordance with the following schedule based on Novavax Net Sales (as defined below) of Vaccine Product Manufactured incorporating Collaboration Antigen Product (“Collaboration Vaccine Product”):

Calendar Novavax Net Sales	Fee Incentive Rate
For Novavax Net Sales during any [***]	[***]

3.2“Novavax Net Sales” means, [***].
3.3Fee Incentive Payment. Any fee incentive payable under this SOW shall be calculated [***], for the [***] ending on that date (each a “Fee Incentive Payment”). Novavax shall submit the Fee Incentive Payment together with the delivery of a written sales report to SK within [***] after the end of each [***] that shows, with respect to each country in the SOW Territory, the Novavax Net Sales recognized during such [***], stating gross sales (including, number of doses and price per dose) and Novavax Net Sales of the Collaboration Vaccine Products (including reasonable details relating to the deductions made in determining the Novavax Net Sales and the corresponding Collaboration Antigen Product Batch information thereof) (the “Sales Report”). All such Fee Incentive Payments shall be made in [***]. For the purpose of computing the Novavax Net Sales of Collaboration Vaccines Products sold in a currency other than [***], such currency shall be converted from local currency to [***] by Novavax in accordance with [***].
3.4Financial Audits.
3.4.1Record Retention; Audits. Novavax will maintain (and will cause its Affiliates to maintain) complete and accurate records of sales of Collaboration Vaccine Products (the “Records”), including the Sales Report, in reasonable detail to permit SK to confirm the accuracy of such sales for the preceding [***]. Novavax will permit (and will cause its Affiliates to permit) SK’s representatives (including an independent certified public accounting firm) to inspect and audit the Records reasonably acceptable to Novavax (and who are bound by written obligations of non-use and non-disclosure no less stringent than those set forth in the Collaboration and License Agreement) during the business hours of Novavax or the applicable Affiliates. Such inspection or audit will be limited to a maximum of [***], and Novavax will notify SK thereof in writing at least [***] in advance.
3.4.2Audit Report. Upon completion of any audit or inspection pursuant to Section 3.4.1 (Record Retention; Audits) SK or its independent certified public accounting firm, as applicable, will provide Novavax a written report disclosing any discrepancies between the Records and any Fee Incentive Payments to SK under this SOW. If such report determines that either Party has underpaid any amounts payable to the other Party hereunder, then the paying Party will pay the other Party any such undisputed discrepancy no later than [***] after delivery of such report. If such report determines that either Party has overpaid any amounts payable

8
116694477_5

Confidential
to the other Party hereunder, then such other Party will refund any such undisputed discrepancy no later than [***] after delivery of such report. The fees charged by any such accounting firm will be paid by [***]; provided, however, that if any audit or inspection discloses a net overpayment of payments by or underpayments to SK of more than [***] of the total amounts owed or paid by or to SK for any [***] covered by the audit, then [***] will pay the reasonable fees and expenses charged by such accounting firm.
3.4.3Audit Disputes. Either Party may refer any disputes with respect to the findings of the report set forth in Section 3.4.2 (Audit Report) for resolution pursuant to the dispute resolution procedures set forth in Section 18.1 (Dispute Resolution) of the Collaboration and License Agreement.
4.[***]
[***];
4.1[***].
4.2[***].
4.3[***].

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***].
[***].
4.4[***].
5.Raw Material Costs
Subject to Section 3.2 (Raw Materials) of the Collaboration and License Agreement, [***]. [***]. The costs of such Raw Materials, including acquisition and handling costs, shall be invoiced [***] as set forth in the table below.

Invoice Milestones	Invoice Amount
[***]	[***].
[***]	[***].

1)The Parties acknowledge that the timely procurement and acquisition of Raw Materials sufficient enough for SK to perform the Services is important in consideration of the urgency of the current COVID-19 pandemic. The Parties shall discuss and confirm the BOM including the list of the Raw Materials and quantities to be procured by [***]. The BOM including quantity of the Raw

9
116694477_5

Confidential
Materials may be updated from time to time by mutual consent of the Parties. [***].
2)[***].
3)[***].
6.Storage Fee
In accordance with Section 7.6 (Storage) of Collaboration and License Agreement, Collaboration Antigen Product will be stored [***] for up to [***] from date of Manufacturing (“DoM”); provided that for the purposes of this Section 6, the preceding [***] period for the Batches Manufactured [in 2021] shall not commence until the SOW Effective Date. However, in case a Batch has not completed the quality assurance Release within [***] from DoM, Batch will be stored [***] to Novavax until a formal disposition (quality assurance Release or rejection). Novavax may request from time to time to store Collaboration Antigen Product beyond the time specified [***] (on a per [***] and per Batch bases). In such case, a storage fee of [***] shall be charged to Novavax by SK separately.

10
116694477_5